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                                                                    Exhibit 10.1

                                VICOR CORPORATION

                        FORM OF NONQUALIFIED STOCK OPTION
                       TO PURCHASE SHARES OF COMMON STOCK
                                   AWARDED TO

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Name of Optionee:                           Option Number:
ID:                                         Plan:

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Effective_________, you have been granted a Non-Qualified Stock Option to buy
________shares of Common Stock of VICOR CORPORATION (the "Company") at an Option Exercise Price of _____per share.

The total option price of the shares granted is _________.

Option shares will become vested and exercisable on the vesting dates shown below.


      NUMBER OF OPTION
      SHARES EXERCISABLE             VESTING DATE            EXPIRATION DATE
      ------------------             ------------            ---------------




     Pursuant to its Amended and Restated 2000 Stock Option and Incentive Plan, as amended (the "Plan"), from time to time, the Company hereby evidences the grant to the Optionee named above of an Option to purchase on or prior to the Expiration Date specified above all or any part of the number of shares of Common Stock of the Company specified above (the "Option Shares") at the Option Exercise Price per share specified above, in accordance with the vesting schedule set forth above and subject to the terms and conditions set forth in the attached "Terms and Conditions" and in the Plan, including, without limitation, the provisions of Section 9 of the "Terms and Conditions" relating to compliance with the terms of any Employee Agreement executed by the Optionee.

     In addition, concurrently with, and as a condition to, any exercise of Options granted pursuant hereto, an administration fee equal to 6% of the product of (A) the number of Option Shares being acquired pursuant to such exercise and (B) the exercise price per share of such Options, shall be payable by the Optionee of the Company, and the Company shall have the right to deduct such administration fee from any payment of any kind otherwise due to the Optionee.

     Receipt is acknowledged of the foregoing Option and its terms and conditions set forth above and in the attached "Terms and Conditions" are hereby agreed to. I have executed the Company's Employee Agreement referenced in the Terms and Conditions and agreed to be bound by the terms thereof. I understand that the execution of such agreement is a necessary precondition to the effectiveness of this Option.


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VICOR CORPORATION - President                    Date

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Optionee:                                        Date
Address:


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                           TERMS AND CONDITIONS FOR:

            NON-QUALIFIED STOCK OPTIONS UNDER THE VICOR CORPORATION AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN

This document sets forth the terms and conditions of an Option under the above referenced Plan and should be attached to the Option cover page signed by the Company and each recipient of an Option (an "Optionee"). This Option is intended to be a non-qualified stock option and is not intended to be treated and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

1. Vesting. Subject to the provisions of Section 4 below, and except as otherwise determined by the Board of Directors or the Compensation Committee of the Company to accelerate the vesting schedule set forth on the cover page hereto, this Option shall become vested and exercisable with respect to the number of Option Shares set forth under the heading "Number of Option Shares Exercisable" on the respective "Vesting Dates," provided that Optionee continues to be employed by the Company or a Subsidiary (as defined in the Plan) during such periods. Subject to the terms of the Plan and these Terms and Conditions, once vested, this Option shall continue to be exercisable at any time or times, in whole or in part, prior to the Expiration Date.

2.   Exercise of Stock Option.

     (a) Optionee may exercise this Option only in the following manner: From time to time prior to the earlier to occur of the Expiration Date of this Option or the date determined pursuant to Section 4 below, Optionee may give written notice (the "Notice") to the Company of an election to purchase some or all of the vested Option Shares purchasable at the time of the Notice. The Notice shall specify the number of shares to be purchased and shall be accompanied (i) by payment therefore by one or more of the following methods: (x) in cash, by certified or bank check in an amount equal to the Option Exercise Price per share multiplied by the number of shares specified in the Notice (the "Total Option Price"), (y) if permitted under applicable laws and regulations, in shares of Common Stock of the Company that are then freely transferable by Optionee and that have been beneficially owned by the Optionee for at least six months or have been purchased by the Optionee on the open market (such shares being valued at Fair Market Value on the date of exercise), or (z) by delivery of the Notice together with irrevocable instructions to a broker to promptly deliver the Total Option Price to the Company in cash or by other method of payment acceptable to the Company; provided, however, that Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity or other agreements as the Company shall prescribe as a condition of payment under this clause (z), and (ii) by such agreement, statement or other evidence as the Company may require in order to satisfy itself that the issuance of the Option Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations, including without limitation all applicable federal and state securities laws and regulations.

     (b) No certificates for the Option Shares so purchased will be issued to Optionee until the Company has completed all steps required hereunder and by law to be taken in connection with the issue and sale of the shares. Until Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Option, and the determination of the Compensation Committee as to such compliance shall be final and binding on Optionee. Optionee shall not be deemed for any purpose to be the owner of any Option Shares subject to this Option until such Option Shares shall have been issued in accordance with the foregoing provisions.

     (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date.

3. Non-transferability. Except as provided in Section 4 below, this Option is personal to Optionee, is non-assignable and is not transferable by Optionee in any manner, by operation of law or otherwise, and the Option is exercisable, during Optionee's lifetime, only by Optionee.

4. Termination of Employment. If Optionee's employment terminates for any reason other than death, Disability (as defined in Section 22(e)(3) of the Code), retirement or Cause (as hereinafter defined), this Option may be exercised, to the extent exercisable on the date of termination, for ninety
     (90) calendar days from the date of termination, or until the Expiration Date, if earlier. Any portion of this Option that is not exercisable on the date of Optionee's termination shall terminate immediately and be of no further force or effect. If such termination of employment results from Optionee's death or Disability, (i) all of the Option Shares that, but for the termination resulting from such Optionee's death or Disability, would have vested and become exercisable on or prior to the first anniversary of such termination had Optionee remained

                            TERMS AND CONDITIONS FOR:

             NON-QUALIFIED STOCK OPTIONS UNDER THE VICOR CORPORATION
            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN
                                   (CONTINUED)

     employed by the Company until such anniversary date shall become fully vested and remain exercisable until the earlier of such anniversary date or the Expiration Date and (ii) any vested portion of the Option exercisable at the time of such termination resulting from such death or Disability may be thereafter exercised by Optionee's legal representative, or the executors or administrators of Optionee's estate as the case may be, until the earlier of the first anniversary of such termination or the Expiration Date. In addition, any Option held by an Optionee whose employment by the Company and it Subsidiaries terminates by reason of retirement at or after the Optionee's attainment of the age of 62.5 years shall remain outstanding and subject to the terms of the Plan and these Terms and Conditions as though such Optionee's employment had not ceased. Notwithstanding anything herein to the contrary, if Optionee's employment by the Company and its Subsidiaries terminates for Cause, then all rights under this Option shall terminate on the date on which Optionee ceases to be an employee (subject to the discretion of the Committee to permit exercise of the Option for a period of no more than thirty (30) days or, if earlier, the Expiration
     Date). As used herein, "Cause" means and shall be limited to a vote of the Board of Directors resolving that Optionee should be dismissed as a result of, (i) any material breach by Optionee of any agreement to which Optionee and the Company are parties, (ii) any act (other than retirement or an act resulting in death or Disability) or omission to act by Optionee which may have a material and adverse effect on the business of the Company or any Subsidiary, including, without limitation, the commission of any crime (other than traffic violations), or (iii) any material misconduct or neglect of duties by Optionee in connection with the business affairs of the Company or any Subsidiary.

5. Adjustment Upon Changes in Capitalization. The shares of stock which are the subject of this Option are shares of the Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in Section 3 of the Plan relating to changes in capitalization of the Company.

6. Change of Control. In the event of a Change of Control (as defined in Section 16 of the Plan), each outstanding Stock Option shall automatically become fully exercisable.

7. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Option shall be subject to and governed by all the terms and conditions of the Plan. In the event of any inconsistency between this Option and the Plan, the terms and conditions of the Plan shall govern. All capitalized terms used in these Terms and Conditions shall have the respective meanings ascribed to them in the Plan unless a different meaning is specified herein.

8. Tax Withholding. Optionee shall, no later than the date as of which the value of this Option or of any Common Stock issued upon the exercise of the Option first becomes includable in the gross income of Optionee for federal income tax purposes, pay to the Company, or make arrangements with the Company in accordance with Section 12 of the Plan, regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income.

9. Employee Agreement. The execution by the Optionee of the Company's Employee Agreement in the form presented by the Company ( the "Employee Agreement") is a necessary precondition of the effectiveness of this Option. Optionee must acknowledge that he/she has signed the Employee Agreement as indicated on the Option cover page. The effectiveness of the Employee Agreement shall continue regardless of whether or not Optionee exercises his/her rights under this Option, and regardless of any expiration of this Option. Optionee acknowledges and agrees that the Option evidenced hereby is granted on the understanding that Optionee has executed and delivered to the Company the Employee Agreement and that Optionee has and will comply with the terms of such Employee Agreement. Optionee understands and agrees that in the event Optionee violates such Employee Agreement, the Company shall be entitled, in addition to any other remedies at law or in equity that may be available to it, to recover from Optionee, and Optionee agrees to repay to the Company, the full amount of any proceeds realized by Optionee, within the two year period prior to the date of such violation or at any time thereafter, from the exercise of all or any portion of this Option and the sale of any Option Shares acquired thereby, net of the amount of any brokerage commission or expense relating to such sale and after deduction of the exercise price therefore paid by Optionee. Optionee understands and agrees that such recovery by the Company is intended to protect the

                            TERMS AND CONDITIONS FOR:

             NON-QUALIFIED STOCK OPTIONS UNDER THE VICOR CORPORATION
            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN
                                   (CONTINUED)

     Company (including, without limitation, the value of the Common Stock of the Company) from unauthorized disclosure of confidential information and/or other activities by Optionee prohibited by such Employee Agreement. Notwithstanding anything to the contrary, this Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company nor any Subsidiary, nor will it interfere in any way with any right of the Company to terminate Optionee's employment at any time.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, and shall be mailed or delivered to Optionee at Optionee's address set forth on the cover page hereto, or in either case at such other address as one party may subsequently furnish to the other party in writing.